UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Atmos Energy Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on February 6, 2008.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The NOTICE AND PROXY STATEMENT, ANNUAL REPORT ON FORM 10-K and SUMMARY ANNUAL REPORT are available for viewing on the Internet.

To view these materials, have the 12-digit Control #(s) available and visit: www.investorEconnect.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. Please make the request as instructed below on or before January 17, 2008 to facilitate timely delivery.

To request materials:	Internet: www.investorEconnect.com	Telephone: 1-800-579-1639	**Email: sendmaterial@investorEconnect.com

**	If requesting materials by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

ATMOS ENERGY CORPORATION P.O. BOX 650205 DALLAS, TX 75265-0205	ATMOS ENERGY CORPORATION
Vote In Person

Any shareholder of Atmos Energy Corporation is invited to attend the meeting. However, if you own your shares in street name through a broker or other nominee and you want to vote in person, you must obtain a legal proxy from your street name nominee and bring it to the meeting.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have this Notice in hand when you access the Web site and follow the instructions.

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Meeting Location

The Annual Meeting of Shareholders as of 12/10/07

is to be held on 2/6/08 at 11:00 A.M. CST

at:	The Hilton Fort Worth Hotel

Crystal Ballroom C

815 Main Street

Fort Worth, Texas 76102

______________________________________________________________

To obtain directions to attend the Annual Meeting and vote in person, please call Atmos Energy Investor Relations at:

972-934-9227.

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Voting items

The Board of Directors recommends that you

vote FOR the election of all nominees for election

to the Board of Directors and FOR Proposal 2.

1.	ELECTION OF DIRECTORS.

Nominees for Class I:

01)	Travis W. Bain II

02)	Dan Busbee

03)	Richard W. Douglas

04)	Richard K. Gordon

2.	Ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2008.

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